UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

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Clearwater Investment Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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CLEARWATER INVESTMENT TRUST

30 East 7th Street, Suite 2000,

St. Paul, Minnesota 55101-4930

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held September 14, 2023

A special meeting of shareholders of the Clearwater Investment Trust (“Trust”) referred to above will be held on Thursday, September 14, 2023, at 3:00 p.m. (Central time) at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930, for the following purposes:

(1)	to elect members of the Board of Trustees;

(2)	to approve a new subadvisory agreement with Fiduciary Counselling, Inc.; and

(3)	to transact other business that may properly come before the meeting or any adjournment of the meeting.

Your Trustees Have Approved these Proposals and Recommend

That You Vote In Favor of these Proposals.

Shareholders of record of the Trust at the close of business on June 30, 2023 are entitled to vote at the meeting or at any adjournment of the meeting.

It is important that you return your signed and dated proxy card promptly, regardless of the size of your holdings, so that a quorum may be assured.

Please complete, date and sign the proxy card for the shares held by you and return the proxy card in the envelope provided, or follow the instructions provided by your financial advisor, so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. Prompt return of your proxy or proxies may save the Trust the necessity and expense of further solicitations. If you attend the meeting, you may vote your shares in person.

By order of the Board of Trustees
Charles W. Rasmussen, Chair

St. Paul, Minnesota

[    ], 2023

CLEARWATER INVESTMENT TRUST

30 East 7th Street, Suite 2000,

St. Paul, Minnesota 55101-4930

PROXY STATEMENT

This joint proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (“Board” or “Trustees”) of Clearwater Investment Trust (the “Trust”) to be used at the special meeting (“Meeting”) of shareholders of the Trust to be held at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930 on Thursday, September 14, 2023, at 3:00 p.m. (Central time) for the purpose set forth in the accompanying Notice of Meeting. The approximate mailing date of this Proxy Statement, the accompanying notice and the accompanying proxy card is [ ], 2023. The Trust currently consists of four series, the Clearwater Core Equity Fund, Clearwater International Fund, Clearwater Select Equity Fund and Clearwater Tax-Exempt Bond Fund (each a “Fund” and together, the “Funds”).

The following table summarizes the proposals (each a “Proposal”) as applicable to each Fund of the Trust:

Proposal	Proposal Description	Applicable Funds	Page
1.	To elect as Trustees the nominees presented in Proposal 1.	All Funds voting together	[5]

2.	To approve a new subadvisory agreement with Fiduciary Counselling, Inc.	All Funds voting separately	[13]

This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. At the Meeting, each share of each Fund is entitled to one vote on the Proposal affecting that Fund; and a fractional share is entitled to a proportionate share of one vote.

Proxies, Voting and Record Date

Proxies will be solicited by mail and electronically and also may be solicited in person or by telephone by officers of the Trust, by Clearwater Management Co., Inc. (“CMC”), each Fund’s investment manager, or by the Trustees.

With respect to Proposal 1, votes may be cast for all nominees, withheld for all nominees, or withheld for certain nominees. Election of each nominee requires a plurality of votes of the shareholders of the entire Trust present at the meeting. If a nominee does not receive a plurality vote, the Board of Trustees may consider whether another course of action is appropriate and in the best interests of shareholders of the Trust.

Votes may be cast to approve or disapprove Proposal 2. Approval of Proposal 2 requires an affirmative vote of a majority of the outstanding shares of the applicable Fund, which means the vote of the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the applicable Fund are present or represented by proxy, or (ii) more than 50% of the applicable Fund’s outstanding shares.

With respect to Proposal 2, abstentions and broker non-votes (proxy cards received by the Trust from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote “AGAINST” the Proposal. If Proposal 2 is approved with respect to one Fund and not approved with respect to another Fund, Proposal 2 will be implemented for the Fund that approved Proposal 2 and will not be implemented for any Fund that did not approve Proposal 2. If shareholders of any Fund do not approve Proposal 2, the Board of Trustees may consider whether another course of action is appropriate and in the best interests of shareholders of that Fund.

So far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Shareholders may revoke the authority to vote their shares up until voting results are announced at the Meeting or any adjournment of the Meeting by giving written notice of revocation to the Secretary of the Trust. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted “FOR” the nominees in the case of Proposal 1 and “FOR” the Proposal in the case of Proposal 2. In instances where choices are specified by the shareholders in the proxy card, those shareholders’ votes will be voted or the votes will be withheld in accordance with the shareholders’ choices.

The Trustees have fixed the close of business on June 30, 2023, as the record date (“Record Date”) for determining the shareholders of the Trust entitled to notice of and to vote at the Meeting. These shareholders will be entitled to one vote per share of each Fund at the Meeting or any adjournment of the Meeting. A fractional share is entitled to a proportionate share of one vote. Appendix A sets forth the shares of each Fund outstanding as of the Record Date. Appendix B sets forth the persons who owned beneficially or of record more than 5% of each Fund’s shares on the Record Date.

Quorum and Adjournments

With respect to the Proposals, the presence, either in person or by proxy, of shareholders owning thirty-three and one-third percent (33 1/3%) of the shares entitled to vote shall constitute a quorum. The Meeting may be adjourned by the person presiding if a quorum is not present. The Meeting may otherwise be adjourned, even if a quorum is present, by motion of the person presiding provided that such adjournment is approved by a vote of the shareholders representing a majority of the voting power of the shares present and entitled to vote. For purposes of adjournment to vote on a Proposal, the persons named as proxies will vote FOR such adjournment those proxies for which they are entitled to vote FOR the Proposal and will vote AGAINST any such adjournment those proxies for which they are required to vote AGAINST the Proposal. Unless a proxy is otherwise limited in this regard, broker non-votes (if any) may, at the discretion of the proxies, be voted FOR such adjournment. Abstentions will not be voted either for or against the adjournment. At any subsequent reconvening of the meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

The Trust will furnish, without charge, copies of the Trust’s most recent annual and semi-annual reports to any shareholder upon request addressed to Clearwater Investment Trust, 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930, or by telephone at (651) 228-0935.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting To Be Held on September 14, 2023

The Proxy Statement, notice and proxy card are available on the Internet at [fci.force.com].

PROPOSAL 1

ELECTION OF TRUSTEES

AFFECTED FUNDS: ALL FUNDS

At a meeting on May 18, 2023, the Trustees, including the Trustees who are not “interested persons” of the Trust present, voted to approve, and to recommend to the shareholders that they approve, a proposal to elect Dylan Ambauen, Sara G. Dent, Julia LW Heidmann, Charles W. Rasmussen, Laura E. Rasmussen, Lindsay R. Shack, David M. Weyerhaeuser and Justin H. Weyerhaeuser to the Board of Trustees of the Trust. Information concerning each nominee and other relevant factors are discussed below. All nominees are currently members of the Board of Trustees. Dylan Ambauen and Julia LW Heidmann, each of whom were not previously elected by shareholders, were recommended by other Trustees.

The Trust’s Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940 (“1940 Act”), the Trust will hold a shareholders’ meeting for the election of Trustees at such times as (1) less than a majority of the Trustees holding office have been elected by shareholders, or (2) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders. Except for the foregoing circumstances, and barring a Trustee’s resignation, death or incapacity to perform his or her duties, a Trustee’s term of office is indefinite. At this time, it is appropriate that the Trust seek shareholder approval of all nominees whether they have previously been elected by shareholders or not.

Information Concerning the Trustees

The following tables set forth certain information about the Trustees, including each person’s principal occupation or employment during the past five years. Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) are referred to herein as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust under the 1940 Act are referred to as “Interested Trustees.”

The business address of each Trustee is 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930. Shareholders may send communications to this address.

Independent Trustees (not previously elected by shareholders):

Name and Age	Positions Held with the Funds	Term of Office*	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex Overseen or to Be Overseen by the Nominee	Other Directorships Held by the Nominee During the Last 5 Years
Dylan Ambauen ([ ]) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Audit Committee	As Trustee: Tenure: 2022 – Present Term: Indefinite As Chair of the Audit Committee: Tenure: 2023 – Present Term: Indefinite	CEO, Seattle Pottery LLC (2019-Present), Vice President, Sunrise Pest Management (2008-Present)	4	None
*	If elected as a Board member, each Trustee serves an indefinite term of office.

Independent Trustees (previously elected by shareholders):

Name and Age	Positions Held with the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Charles W. Rasmussen[1] ([ ]) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Board	As Trustee: Tenure: 2000-Present Term: Indefinite As Chair: Tenure: 2020-Present Term: Indefinite	President (2002-Present) and Chief Executive Officer (2002-2020), P&G Manufacturing, Inc. (air filtration equipment)	4	Forest History Society (non-profit, 2018 – Present), Nu Star Inc. (private company, 2014 – Present)
Sara G. Dent ([ ]) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Governance and Nominating Committee	As Trustee: Tenure: 2013–Present Term: Indefinite As Chair of the Governance and Nominating Committee: Tenure: 2019–Present Term: Indefinite	Private Investor	4	Woods Hole Oceanographic Institution (non-profit, 2022-Present)
Laura E. Rasmussen[1] ([ ]) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	As Trustee: Tenure: 2000–Present Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006 – Present)	4	None
Lindsay R. Schack ([ ]) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2015–Present Term: Indefinite	Owner and Architect, LS Architecture (2013–Present)	4	None

David M. Weyerhaeuser ([ ]) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016–Present Term: Indefinite	Vice President, Sales and Marketing, Northwest Hardwoods (lumber manufacturer and distributor, 1991–2016)	4	R.D. Merrill Company, Inc. (private company, 1992–Present)

[1]	Mr. Rasmussen and Ms. Rasmussen are siblings-in-law.

Interested Trustees (not previously elected by shareholders):

Name and Age	Positions Held with the Funds	Term of Office*	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex Overseen or to Be Overseen by the Nominee	Other Directorships Held by the Nominee During the Last 5 Years
Julia LW Heidmann[2] ([ ]) 30 East 7th Street Saint Paul, Minnesota 55101	None	Tenure: 2022 – Present Term: Indefinite	Docent (2006-Present), San Francisco Zoo	4	Member of the Board of Directors, and Conservation & Education Committee, San Francisco Zoo (non-profit, 2016–Present)

*	If elected as a Board member, each Trustee serves an indefinite term of office.
[2]	Ms. Heidmann is an interested Trustee due to her sister’s position as a director of CMC.

Interested Trustee (previously elected by shareholders) and Officers**:

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Justin H. Weyerhaeuser [3] ([ ]) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	As Trustee: Tenure: 2008 – Present Term: Indefinite As President and Treasurer: Tenure: 2013 – Present Term: Reappointed Annually	Private Investor (February 2013 – Present),	4	None

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Jason K. Mitchell ([ ]) 30 East 7th Street Saint Paul, Minnesota 55101	Secretary and Chief Compliance Officer	As Secretary: Tenure: 2021–Present Term: Reappointed Annually As Chief Compliance Officer: Tenure: 2021–Present Term: Reappointed Annually

Chief Compliance Officer, Fiduciary Counselling, Inc. (March 2021–Present), Chief Compliance Officer, Clearwater Management Co., Inc. (March 2021–Present), Chief Compliance Officer, Summit Creek Advisors, LLC (February 2014–March 2021)

				N/A	N/A
Shari L. Clifford ([ ]) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: 2014 – Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014 – Present)	N/A	N/A
Simona C. Ilies ([ ]) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: 2021 – Present Term: Reappointed Annually

Team Lead, Senior Consultant, Global Fund Services, The

Northern Trust Company, (September 2022–Present), Senior Consultant, Global Fund Services, The Northern Trust Company, (April 2021

–September 2022), Consultant, Global Fund Services, The Northern Trust Company (December 2018–April 2021), Counsel, SRM Law (July 2016–December 2018)

				N/A	N/A

**	Officers listed above are considered to be “interested persons” of the Trust.
[3]	Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.

Ownership of Securities

As of [    ], the Trustees and officers of the Trust, as a group, owned [    ]% of the Clearwater Core Equity Fund, [    ]% of the Clearwater International Fund, [    ]% of the Clearwater Select Equity Fund and [    ]% of the Clearwater Tax-Exempt Bond Fund.

Additionally, as of [    ], the dollar range of equity securities owned beneficially by each nominee and Trustee in each Fund of the Trust and on an aggregate basis in all Funds of the Trust was as follows:

Independent Trustees (not previously elected by shareholders):

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee in Family of Investment Companies
Dylan Ambauen	Core Equity Fund	[ ]	[ ]
	International Fund	[ ]
	Select Equity Fund	[ ]
	Tax-Exempt Bond Fund	[ ]

Independent Trustees (previously elected by shareholders):

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Sara G. Dent	Core Equity Fund	[ ]	[ ]
	International Fund	[ ]
	Select Equity Fund	[ ]
	Tax-Exempt Bond Fund	[ ]
Charles W. Rasmussen	Core Equity Fund	[ ]	[ ]
	International Fund	[ ]
	Select Equity Fund	[ ]
	Tax-Exempt Bond Fund	[ ]
Laura E. Rasmussen	Core Equity Fund	[ ]	[ ]
	International Fund	[ ]
	Select Equity Fund	[ ]
	Tax-Exempt Bond Fund	[ ]
Lindsay R. Schack	Core Equity Fund	[ ]	[ ]
	International Fund	[ ]
	Select Equity Fund	[ ]
	Tax-Exempt Bond Fund	[ ]
David M. Weyerhaeuser	Core Equity Fund	[ ]	[ ]
	International Fund	[ ]
	Select Equity Fund	[ ]
	Tax-Exempt Bond Fund	[ ]

Interested Trustees (not previously elected by shareholders):

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies to be Overseen by Trustee in Family of Investment Companies
Julia LW Heidmann	Core Equity Fund	[ ]	[ ]
	International Fund	[ ]
	Select Equity Fund	[ ]
	Tax-Exempt Bond Fund	[ ]

Interested Trustee (previously elected by shareholders):

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Justin H. Weyerhaeuser	Core Equity Fund	[ ]	[ ]
	International Fund	[ ]
	Select Equity Fund	[ ]
	Tax-Exempt Bond Fund	[ ]

For purposes of the information above, ownership reflects the combined value of (i) shares a Trustee holds directly and (ii) shares held by a trust of which the Trustee is a beneficiary (reported on a pro rata basis where the trust has multiple beneficiaries).

Compensation

The Trustees generally meet four times per year. Each Trustee is paid a $3,000 annual retainer, $3,000 per meeting attended in person, and $650 if attending via telephone. For committee meetings, other than Audit Committee meetings, Trustees are paid $325 if such committee meeting occurs separately from a regularly scheduled Trustee meeting. Members of the Audit Committee and other Trustees in attendance are paid $615 for the meeting during which the annual report to shareholders and the results of the annual audit are reviewed with the independent auditors, and for any other meeting that occurs separately from a regularly scheduled Trustee meeting. Charles W. Rasmussen, who serves as Chair of the Board of Trustees, receives an additional retainer of $12,500. Expenses incurred by Trustees in attending meetings are reimbursed. Justin H. Weyerhaeuser receives compensation of $179,410 annually for his services as President and Treasurer of the Trust. As a result, Justin H. Weyerhaeuser does not receive the annual retainer paid to Trustees. Such Trustee and officer fees and expenses are reimbursed or paid for by CMC under the advisory agreements. The following table sets forth the amounts of compensation received by each Trustee related to services during the year ended December 31, 2022.

Name of Trustee	Aggregated Compensation From Trust	Pension or Retirement Benefits Accrued As Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Dylan Ambauen	$14,250	None	None	$14,250
Sara G. Dent	$19,915	None	None	$19,915
Julia LW Heidmann	$14,250	None	None	$14,250
Charles W. Rasmussen	$29,415	None	None	$29,415
Laura E. Rasmussen	$16,915	None	None	$16,915
Lindsay R. Schack[1]	$19,265	None	None	$4,000
David M. Weyerhaeuser	$19,265	None	None	$19,265
Justin H. Weyerhaeuser (as Trustee)	$16,915	None	None	$16,915
Justin H. Weyerhaeuser (as President and Treasurer)	$175,034	None	None	$175,034

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed by the Trustees and they have all powers and authority necessary, appropriate or desirable to perform that function. The Trustees have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust. The Board of Trustees initially approves investment management, subadvisory, and other service provider agreements. The Board of Trustees annually evaluates the services received under the investment management and subadvisory agreements to determine whether to continue these agreements. The members of the Board of Trustees were selected for their understanding of the Funds’ distribution strategy and the general investment objectives of the shareholders of the Funds. Each Trustee also was selected due to their long-standing experience as private investors and ability to understand investment concepts and strategies, which allow the Trustees to provide effective oversight of CMC and the subadvisers. In addition, Charles W. Rasmussen, Laura E. Rasmussen and Lindsay R. Schack have management experience as business owners and Justin H. Weyerhaeuser has worked as an outside attorney. Sara G. Dent has an extensive background in both the financial services industry and business management. David M. Weyerhaeuser has extensive experience in business management. Dylan Ambauen has extensive experience in business management. Julia LW Heidmann has extensive experience in board and foundation oversight. Although the Board of Trustees does not have a formal diversity policy, it endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

The Board of Trustees’ role includes monitoring risks identified during meetings of the Board or its Committees. The Board, or its Committees, receive and review reports from CMC and the Trust’s subadvisers, chief compliance officer, fund counsel, and representatives of other service providers. These reports may cover risks related to a specific Fund, such as valuation or liquidity risk, or may address broader market or operational risks. Each of the

Trust’s subadvisers is responsible for the day-to-day management and monitoring of its respective portfolio(s). These subadvisers periodically present in-person to the Board of Trustees and also provide recurring written reports on portfolio activity to the chief compliance officer and president of CMC. These presentations and written reports may address specific market, investment or operational risks as appropriate. The Audit Committee of the Board of Trustees also meets at least annually with representatives of the Funds’ independent auditors.

The Board of Trustees, including a majority of the Independent Trustees, has adopted a retirement policy pursuant which a trustee shall resign no later than the date of his or her 75th birthday, effective as of the first Board meeting occurring after such trustee’s birthday, provided however that the Board, in its discretion, may waive such requirements.

Board Structure, Meetings and Committees

Charles W. Rasmussen, an Independent Trustee, serves as Chair of the Board of Trustees. During the fiscal year ended December 31, 2022, the Board held seven meetings.

Governance and Nominating Committee. The Board of Trustees has appointed a standing Governance and Nominating Committee comprised solely of the Independent Trustees. Sara G. Dent serves as Chair of the Governance and Nominating Committee. The Governance and Nominating Committee has been established for the following purposes: (i) identify individuals qualified to become members of the Board of Trustees in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board of Trustees, (iii) select and nominate, or recommend for nomination by the Board of Trustees, candidates for election as Trustees (iv) set any necessary standards or qualifications for service on the Board of Trustees, (v) make recommendations regarding committees of the Board of Trustees, (vi) oversee the annual self-assessment of the Board of Trustees, (vii) periodically review the size and composition of the Board, and (viii) periodically review Trustee compensation. The Governance and Nominating Committee does not have a formal policy that specifically addresses whether the Governance and Nominating Committee will consider shareholder nominees for election to the Board of Trustees. The Governance and Nominating Committee has a charter, which is included in Appendix C. The shareholders of the Funds are not being asked to approve the Governance and Nominating Committee charter. During the fiscal year ended December 31, 2022, the Governance and Nominating Committee held one meeting.

Audit Committee. The Board of Trustees has organized an Audit Committee comprised solely of the Independent Trustees. Dylan Ambauen serves as Chair of the Audit Committee. The duties of the Audit Committee include (i) overseeing the accounting and financial reporting processes and related internal controls, (ii) overseeing and reviewing the results of the independent audits, and (iii) evaluating the qualifications, independence and performance of the independent auditors and making recommendations to the Board of Trustees regarding the selection of independent auditors. During the fiscal year ended December 31, 2022, the Audit Committee held four meetings.

Trustees’ Recommendation

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED ABOVE.

Required Vote

Because your Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust voting as a single class in the election of Trustees; cumulative voting is not permitted. Election of each nominee requires a plurality of votes of the shareholders of the entire Trust present at the meeting.

PROPOSAL 2

APPROVE A NEW SUBADVISORY AGREEMENT

WITH FIDUCIARY COUNSELLING, INC.

AFFECTED FUNDS: ALL FUNDS VOTING SEPARATELY

At a meeting on May 18, 2023, the Trustees, including the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), voted to approve, and to recommend to the shareholders that they approve, a new subadvisory agreement among CMC, Fiduciary Counselling, Inc. (“FCI”), and the Trust on behalf of each Fund (the “New FCI Subadvisory Agreement”), to take effect upon the restructuring of FCI’s ownership discussed herein (the “Restructuring”). The New FCI Subadvisory Agreement, which is subject to each respective Fund’s shareholder approval, is discussed below.

FCI

CMC, each Fund’s investment manager, has engaged Fiduciary Counselling, Inc. (“FCI”) as a subadviser for each Fund pursuant to a subadvisory agreement dated June 1, 2011 (the “Existing FCI Subadvisory Agreement”).

FCI is a registered investment adviser under the Investment Advisers Act of 1940 with its principal executive office located at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930. FCI was founded in 1941 and provides discretionary and non-discretionary investment services consistent with the individual needs and objectives of each client account. FCI provides accounting, trust and tax services, financial and investment advisory services and estate planning in consultation with clients’ legal counsel.

As a subadviser for each Fund, FCI does not provide day-to-day management of Fund assets. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations, and related duties as requested by CMC. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by CMC.

The Existing FCI Subadvisory Agreement was last approved by each Fund’s shareholders at a meeting held on May 14, 2011 in connection with FCI’s initial appointment as subadviser. Prior to becoming a subadviser for each Fund, FCI provided certain services to CMC pursuant to a consulting agreement.

The following table sets forth information about the principal executive officers and directors of FCI. The address for each of the principal executive officers and directors is 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930.

Name	Title or Status
Ann Burns	Director
James Castellano	Director
Shari Clifford	Chief Financial Officer
Karen Grabow	Director
Elizabeth Greiner-Quiett	Chief Operations Officer
M. Julie McKinley	President, Chief Executive Officer and Director
Jason Mitchell	Chief Compliance Officer
Andrew Lang	Chief Investment Officer
Douglas Lineberry	Chief Trust Officer
Steven Weinstein	Director

The Restructuring

Currently, M. Julie McKinley, President and Chief Executive Officer of FCI, is FCI’s principal owner and controls FCI via her ownership of FCI. To address succession planning with respect to share ownership and in connection with the creation of a private trust company, FCI’s board of directors has approved the Restructuring, which will involve a change in FCI’s ownership and governance structure.

In connection with the Restructuring, all of FCI’s stock will be transferred to a holding company, Cassiopeia Holdings Company (“Cassiopeia”). Cassiopeia also wholly owns Fiduciary Services Company, LLC (“FSC”). Cassiopeia is wholly owned by a special purpose trust, Ties That Bind Special Purpose Trust, for which FSC serves as trustee. FCI, FSC, and Cassiopeia will maintain individual boards of directors that will be comprised of the same members that currently serve on FCI’s board of directors.

There are no anticipated changes in staffing at FCI as a result of the Restructuring. FCI also does not expect there to be any changes in the services or products offered by the firm to its clients.

The closing of the Restructuring will result in a change of control of FCI and the automatic termination of the Existing FCI Subadvisory Agreement for each Fund. For FCI to continue to serve as subadviser for each Fund, a new subadvisory agreement is required. In anticipation of the closing of the Restructuring, the Trustees, at a meeting held on May 18, 2023, considered the approval of the New FCI Subadvisory Agreement. Following their review and consideration, the Trustees determined that the terms of the New FCI Subadvisory Agreement were reasonable and approval of the New FCI Subadvisory Agreement was in the best interests of each Fund and its shareholders. The Trustees, including all of the Independent Trustees, unanimously approved the New FCI Subadvisory Agreement to take effect upon the closing of the Restructuring.

CMC’s Recommendation and the Trustees’ Decision Regarding FCI

CMC informed the Trustees that it believed that the Funds would benefit from continuing to receive services from FCI following the Restructuring and recommended to the Trustees that they approve the New FCI Subadvisory Agreement with respect to the Funds. CMC made the recommendation based upon, among other factors, the qualifications and previous performance of FCI’s team under the Existing FCI Subadvisory Agreement and the belief that continuing to retain FCI as a subadviser will assist CMC with providing investment management services to the Funds.

At a meeting of the Trustees held on May 18, 2023, the Trustees, including all of the Independent Trustees, unanimously voted to approve the New FCI Subadvisory Agreement for each Fund and to recommend that shareholders of each Fund vote FOR the approval of the New FCI Subadvisory Agreement.

Prior to its approval of the New FCI Subadvisory Agreement, the Board reviewed, among other matters, the nature, extent, and quality of the services currently being provided by FCI under the Existing FCI Subadvisory Agreement and the nature, extent, and quality of the services to be provided under the New FCI Subadvisory Agreement. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual review of the Funds’ investment management and subadvisory agreements (including the Existing FCI Subadvisory Agreement), which were most recently approved for continuation at a meeting of the Board held on December 8, 2022. During the review process that led to its approval of the Existing FCI Subadvisory Agreement on December 8, 2022, the Board was aware that it would likely be asked in the near future to consider approval of the New FCI Subadvisory Agreement.

In connection with its approval of the New FCI Subadvisory Agreement on May 18, 2023, the Board considered its prior conclusions in connection with its December 8, 2022 approval of the Existing FCI Subadvisory Agreement, including the Board’s general satisfaction with the nature and quality of the services being provided under the Existing FCI Subadvisory Agreement. Prior to the May 18, 2023 meeting, the Trustees requested, received, and reviewed written responses from FCI to questions posed on behalf of the Trustees relating to the anticipated impact of the Restructuring on FCI’s organizational structure, personnel, services, and compliance program. In connection with the Trustees’ consideration of the New FCI Subadvisory Agreement, counsel to the Funds and Trustees reviewed with the Trustees the various factors relevant to their consideration of the agreement and the Trustees’ responsibilities related to their review.

In approving the New Subadvisory Agreement, the Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not the New FCI Subadvisory Agreement would be approved but rather the totality of factors considered was determinative.

Nature, Extent, and Quality of Services: The Trustees considered the nature, extent, and quality of services provided by FCI, as well as FCI’s investment expertise, resources, capabilities, and financial condition. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions that support the investment management services and subadviser oversight services provided by CMC. The Trustees noted that FCI does not expect any changes in staffing or services as a result of the Restructuring.

The Trustees concluded that they were generally satisfied with the nature and quality of the services to be provided under the New FCI Subadvisory Agreement.

Investment Performance: The Trustees noted that FCI does not have day-to-day management of portfolio assets, but instead provides CMC with investment strategy advice, manager recommendations, and related duties as requested by CMC. The Trustees considered that they had concluded as part of the annual review of agreements that they were generally satisfied with CMC’s and the subadvisers’ investment performance to date.

Subadvisory Fee: The Trustees evaluated the proposed subadvisory fee schedule under the New FCI Subadvisory Agreement, noting that the proposed subadvisory fee schedule is the same as the fee schedule under the Existing FCI Subadvisory Agreement. The Trustees noted that FCI would continue to waive its fee in an amount equal to the difference between the amount calculated under the subadvisory fee schedule and a fixed amount agreed to with CMC. The Trustees further noted that, although CMC is responsible for payment of the subadvisory fee to FCI, CMC shares the benefits of FCI’s fee waiver with the Funds through voluntary management fee waivers.

Benefits to the Subadviser: The Trustees considered the ancillary benefits that accrue to FCI due to its relationship with the Trust and concluded that significant ancillary benefits do not result from the arrangement.

Profitability: The Trustees considered that FCI is an independent firm and that the subadvisory fee to be charged is the result of arm’s length bargaining between FCI and CMC.

Economies of Scale: The Trustees noted that CMC, not the Fund, pays the subadvisory fee to FCI and that the Trustees consider on an annual basis whether economies of scale might be realized by CMC as a Fund’s assets grow and whether there also might be benefits from such growth for the Fund’s shareholders.

Other Considerations: The Trustees considered CMC’s judgment and recommendation that continuing to retain FCI as a subadviser would add value to the Fund’s shareholders.

Conclusion: Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the approval of the New FCI Subadvisory Agreement was in the best interests of each Fund and its shareholders and approved the New FCI Subadvisory Agreement.

Terms of the New FCI Subadvisory Agreement

The following discussion of the New FCI Subadvisory Agreement is only a summary of the agreement attached as Appendix D. You should read the entire agreement.

The terms of the Existing FCI Subadvisory Agreement and New FCI Subadvisory Agreement are identical, except with respect to the dates of execution, effectiveness, and termination. The New FCI Subadvisory Agreement provides that FCI will, subject to the supervision of CMC and the Board of Trustees, regularly provide the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by CMC. FCI will also provide certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by CMC. The New FCI Subadvisory Agreement will remain in full force and effect for two years from the date it was signed and from year to year thereafter upon the approvals required by the 1940 Act and will terminate automatically in the event of its assignment. FCI is not liable to CMC, the Trust or any shareholder, except for willful misfeasance, bad faith or gross negligence or for reckless disregard of its obligations and duties under the Agreement.

Under the New FCI Subadvisory Agreement, as under the Existing FCI Subadvisory Agreement, FCI is entitled to a subadvisory fee payable by CMC of 0.20% of each Fund’s net assets, paid on a quarterly basis. Accordingly, if the New FCI Subadvisory Agreement had been in effect for the fiscal year ended December 31, 2022, the amount of subadvisory fees payable to FCI by CMC would have been identical to those payable under the Existing FCI Subadvisory Agreement. The Funds are not responsible for payment of the subadvisory fees to FCI.

During the years ended December 31, 2020, 2021 and 2022, CMC paid the following subadvisory fees to FCI:

Fund	2020 Dollar Amount	2021 Dollar Amount	2022 Dollar Amount
Core Equity Fund	$51,023	$45,940	$46,470
Select Equity Fund	$51,023	$45,940	$46,470
Tax-Exempt Bond Fund	$51,023	$45,940	$46,470
International Fund	$51,023	$45,940	$46,470

The amount of fees paid to FCI reflects FCI’s agreement to waive the difference between the amount calculated under the subadvisory fee schedule and (i) through June 30, 2022, an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by CMC and (ii) after June 30, 2022, a fixed amount agreed to with CMC. The effect of this waiver agreement is that fees paid to FCI under the subadvisory agreement approximate the fees previously paid to FCI under a consulting agreement previously in effect between CMC and FCI. Such waiver arrangement will continue in effect following implementation of the New FCI Subadvisory Agreement.

A copy of the New FCI Subadvisory Agreement is attached as Appendix D.

Trustees’ Recommendation

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE NEW FCI SUBADVISORY AGREEMENT.

Required Vote

Approval of the New FCI Subadvisory Agreement with respect to a Fund requires an affirmative vote of a majority of the outstanding shares of the Fund, which means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

The Board of Trustees, upon recommendation of the Audit Committee, selected KPMG LLP (“KPMG”) as independent registered public accounting firm of the Trust for the fiscal year ending December 31, 2023. KPMG also served as independent registered public accounting firm of the Trust for the fiscal year ended December 31, 2022. Representatives of KPMG are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available telephonically upon request.

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. The aggregate fees billed by KPMG for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 were $125,435 and $120,040, respectively.

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.” The aggregate fees billed by KPMG for assurance and related services that are reasonably related to the performance of the Trust’s audit for the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice, international tax reclaim filings and tax planning. The aggregate fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning to the Trust for the fiscal years ended December 31, 2022 and December 31, 2021 were $41,633 and $32,245, respectively.

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” The aggregate fees billed for products and services not otherwise reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” for the Trust for the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

For the fiscal years ended December 31, 2022 and December 31, 2021, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Pre-approval has not been waived with respect to services described above under “Audit-Related Fees,” “Tax Fees” and “All Other Fees.” The Audit Committee has not adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the Trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X, as the Audit Committee requires that all such services be approved by the Committee or a designee in advance.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for services rendered to the Trust and CMC for the fiscal years ended December 31, 2022 and December 31, 2021, in addition to those disclosed above, were $17,190 and $17,575, respectively. Services were for tax consulting, actuarial and business advisory services throughout the period.

The Audit Committee has considered whether the provision of non-audit services that were not pre-approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X to CMC, and any entity controlling, controlled by, or under common control with CMC that provides ongoing services to the Trust, was compatible with maintaining KPMG’s independence.

Service Providers

CMC serves as the Fund’s investment manager and is located at 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930. The Northern Trust Company (“Northern Trust”) serves as the administrator and accounting services agent and transfer agent for the Funds. Northern Trust is located at 50 South LaSalle Street Chicago, Illinois 60603. The Funds do not have a principal underwriter.

Other Business

As of the date of this proxy statement, the Trustees are not aware of any matters to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, it is intended that the accompanying proxy will be voted in accordance with the judgment of the persons named as proxies unless instructed to the contrary.

Manner and cost of proxy solicitation

In addition to the solicitation by use of the mails and electronically, certain officers and employees of CMC and Trustees, none of whom will receive compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or fax. CMC will bear all of the costs associated with the meeting, including the cost of solicitation. It is estimated that the total cost will be approximately $50,000.

Shareholder proposals

The Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting of Fund shareholders must submit the proposal in writing so that it is received by the Fund within a reasonable time before the proxy statement for that meeting is printed and mailed. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Household delivery of Fund documents

With your consent, the Trust may send a single copy of Fund documents to your residence for you and any other shareholder who is a member of your household. If you wish to provide your consent to receive a single copy of Fund documents, you may do so by notifying the Trust in writing at Clearwater Investment Trust, 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930, or by telephone at (651) 228-0935. If you wish to revoke your consent to this practice, you may do so by writing to the same address or calling the same telephone number. The Trust will revise its practice accordingly within 30 days after receiving your notice.

It is important that proxies be returned promptly.

[    ], 2023

APPENDIX A

Outstanding Shares of Each Fund of the Trust on the Record Date

Fund	Shares
Clearwater Core Equity Fund	[ ]
Clearwater International Fund	[ ]
Clearwater Select Equity Fund	[ ]
Clearwater Tax-Exempt Bond Fund	[ ]

APPENDIX B

As of the Record Date, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of each Fund:

Fund	Shares Held	% of Outstanding Shares	Name	Location
[ ]	[ ]	[ ]	[ ]	[ ]

APPENDIX C

CLEARWATER INVESTMENT TRUST

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Organization and Purpose

The Trustees of Clearwater Investment Trust (the “Trust”) have established a Governance and Nominating Committee (the “Committee”), comprising all of the independent Trustees. “Independent Trustees” are those Trustees who are not “interested persons” of the Trust or its series or any investment adviser of a series within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

The purposes of the Committee shall be to (i) assist the Board of Trustees (the “Board”) in assuring the effective and efficient governance of the Trust; and (ii) as needed, select and nominate candidates for election or appointment as Trustees of the Trust.

Governance Committee Functions

The Committee shall make a recommendation to the Board regarding whether an Independent Trustee should serve as Chairperson of the Board and, if so, shall nominate an Independent Trustee to serve as such (referred to as an “independent Chairperson”). The Committee shall make recommendations to the Board regarding terms of service and evaluation criteria for any independent Chairperson. The Committee shall conduct a periodic evaluation of the independent Chairperson and report to the Board on the results of its evaluation.

The Committee shall make recommendations to the Board regarding committees of the Board, the responsibilities of those committees to be reflected in written committee charters, committee assignments, and term limits for committee members or committee chairpersons, if any.

The Committee shall make recommendations to the Board regarding the appropriateness of adopting term limits or retirement policies applicable to Independent Trustees and what any such term limits or retirement policies may be.

The Committee shall oversee the annual self-assessment of the Board and make recommendations to the Board regarding that process.

The Committee shall periodically review the size and composition of the Board and shall make recommendations to the Board concerning the need to increase or decrease the size of the Board.

The Committee shall periodically review Trustee compensation and recommend any changes deemed by the Committee to be appropriate.

The Committee shall consider and make recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust, including the performance of individual Independent Trustees, the need to assign inside or outside staff or consultants to support the Independent Trustees, and adoption of governance policies that may be considered best practices.

In making recommendations regarding the governance of the Trust, it is expected that the Committee will consult with the interested Trustees and Officers of the Trust and such other persons as the Committee deems appropriate.

Nominating Committee Functions

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as Trustees of the Trust. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and, in the case of candidates for independent Trustee positions, their independence from the Trust’s investment advisers and other principal service providers. Persons selected as independent Trustees must not be “interested persons” of the Trust or its series or any investment adviser of a series within the meaning of Section 2(a)(19) of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters, or in other fields of endeavor;

(b)	education;

(c)	reputation;

(d)	ability to attend scheduled Board and Committee meetings;

(e)	general availability to attend to Board business on short notice;

(f)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trust;

(g)	length of potential service;

(h)	commitment to the representation of the interests of the funds and their shareholders;

(i)	commitment to maintaining and improving Trustee skills and education; and

(j)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Trust and such other persons as the Committee deems appropriate.

Additional Matters

•	The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall be elected by majority vote of the Independent Trustees.

•

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

•	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board.

•

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

•

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

•	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

•	The Trust will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

•	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Limitation of Responsibilities

Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Trust under applicable federal and state law.

APPENDIX D

NEW FCI SUBADVISORY AGREEMENT

Fiduciary Counselling, Inc.

SUBADVISORY AGREEMENT

This Subadvisory Agreement, made as of the [    ] day of [            ], 2023 (the “Agreement”), by and among Clearwater Investment Trust (“Trust”), a Massachusetts business trust, Clearwater Management Co., Inc. (the “Manager”), a Minnesota corporation, and Fiduciary Counselling, Inc, a Minnesota corporation (the “Subadvisor”).

WHEREAS, Clearwater Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Manager is the investment manager to the Trust and its separate series (each, a “Fund”) pursuant to separate management agreements (collectively, the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, each Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to the Manager and the Fund, and the Subadvisor is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed among the parties as follows:

1.     Appointment. The Manager hereby appoints the Subadvisor to provide subadvisory services to the Manager and the Funds. The Subadvisor shall provide various investment-related services, including investment strategy advice, manager selection and related duties requested by the Manager, subject to such written and verbal instructions and supervision as the Manager may from time to time furnish, for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.     Subadvisory Duties. Subject to the supervision of the Trust’s Board of Trustees (“Board”) and the Manager, the Subadvisor will provide the following services: the identification and review of other subadvisers managing portfolio assets of the Funds, the review and reporting of investment performance of other subadvisers managing portfolio assets of the Funds to the Manager and Board, advice regarding the reallocation of portfolio assets among other subadvisers managing portfolio assets of the Funds and such other investment advisory duties as may be from time to time designated by the Manager. The Subadvisor will provide the services under this Agreement in accordance with the Fund’s investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the

Subadvisor by the Manager. The parties acknowledge that the Subadvisor shall not exercise investment or brokerage discretion over the Trust or any Fund and shall not have any access to funds or securities of the Trust. The Subadvisor further agrees as follows:

(a)     The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(b)     The Subadvisor will make available to the Trust and the Manager, promptly upon request, all records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust, or those investment records maintained by the other subadvisers managing the portfolio assets of the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(c)     The Subadvisor will attend or participate in periodic meetings of the Trust’s Board of Trustees upon reasonable request by the Manager. The Subadvisor will provide reports to the Trust’s Board, for consideration at meetings of the Board, on the services provided hereunder, and will furnish the Trust’s Board such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)     In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Trust or any Fund unless the contract with such company is approved by a majority of the Trust’s Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor has not, to the best of the Subadvisor’s knowledge:

(i)     been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)    been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)    been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation

3.     Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefore, fees as set forth per the fee schedule attached as Exhibit A to this Agreement. This fee schedule is subject to annual revision upon agreement between the Manager and Subadviser and as approved by the Board. Payment will be made to the Subadvisor on a quarterly basis.

Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services for the Fund described under the Management Agreement between the Trust and the Manager. Expense limitations or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor by the Manager.

4.     Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

5.     Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, with the exception of reasonable travel expenses incurred by personnel of the Subadviser in connection with their duties under this Agreement. Such travel expenses shall be reimbursed by the Manager to the Subadvisor. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:

(a)     the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

(b)     the fees and expenses of the Fund which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Fund not being maintained by the Manager; (iii) the pricing of the Fund’s shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s shares;

(c)     the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)     the charges and expenses of legal counsel and independent accountants for the Trust;

(e)     brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Fund;

(f)     all taxes and business fees payable by the Trust or the Fund to federal, state or other governmental agencies;

(g)     the fees of any trade association of which the Trust may be a member;

(h)     the cost of share certificates representing the Fund’s shares;

(i)     the fees and expenses involved in registering and maintaining registrations of the Trust and of its Fund with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)     allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)     litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and

(l)     any expenses assumed by the Fund pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

6.     Compliance.

(a)     The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s Chief Compliance Officer with information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program.

(b)     The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(c)     The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions.

7.     Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)     Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);

(b)     By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)     Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)     Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Fund and the Fund’s shares, and all amendments thereto;

(e)     Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)     Prospectus and Statement of Additional Information of the Fund.

8.     Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

9.     Cooperation, Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

10.    Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

11.    Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

12.    Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

13.    Indemnification.

(a)     The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)     Notwithstanding Section 13 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager and the Trust (all of such persons being referred to as “Manager and Trust Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager and Trust Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Fund, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust or the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager and Trust Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)     The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 14. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)     The Subadvisor shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager and Trust Indemnified Person unless such Manager and Trust Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager and Trust Indemnified Person (or after such Manager and Trust Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager and Trust Indemnified Person against whom such action is brought otherwise than on account of this Section 14. In case any such action is brought against the Manager and Trust Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager and Trust Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager and Trust Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager and Trust Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager and Trust Indemnified Person, adequately represent the interests of the Manager and Trust Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager and Trust Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager and Trust Indemnified Person. The Manager and Trust Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager and Trust Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager and Trust Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The

Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager and Trust Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager and Trust Indemnified Person.

14.    Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a trustee, officer or employee of the Manager or the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

15.    Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above, and continue on an annual basis thereafter, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund or Funds; and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust. In the event of termination for any reason, all records of the Fund for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(b), 7, 8, 9, 11, 13, 14 and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Section 16.

16.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of; (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

17.    Use of Name.

(a)     It is understood that the name Clearwater or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Fund. Upon termination of the Management Agreement between the Trust and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)     It is understood that the name Fiduciary Counselling, Inc. or any derivative thereof or logo associated with that name, is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Trust or sales materials with respect to the Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust and/or the Fund. Upon termination of this Agreement, the Trust shall forthwith cease to use such name (or derivative or logo).

18.    Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 30 East Seventh Street, 2000 Wells Fargo Place, St. Paul, Minnesota 55101, Attention: President; or (2) to the Subadvisor at 30 East Seventh Street, 2000 Wells Fargo Place, St. Paul, Minnesota 55101, Attention: President.

19.    Miscellaneous.

(a)     This Agreement shall be governed by the laws of the State of Minnesota provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)     The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)     To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)     Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*            *             *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [    ] day of [            ], 2023. This Agreement may be signed in counterparts.

Clearwater Investment Trust

By:
Name:
Title:

Clearwater Management Co., Inc.

By:
Name:
Title:

Fiduciary Counselling, Inc.

By:
Name:
Title:

Exhibit A

For its services, FCI is entitled to a subadvisory fee payable by CMC of .20% of each Fund’s net assets, paid on a quarterly basis.

PROXY CARD

CLEARWATER INVESTMENT TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 14, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned appoints Charles W. Rasmussen and Justin H. Weyerhaeuser or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the “Proxies”), to vote, as designated herein, all shares of the series of Clearwater Investment Trust (the “Trust”) held by the undersigned on June 30, 2023, at a Special Meeting of Shareholders (the “Special Meeting”) to be held at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930 on September 14, 2023 at 3:00 p.m. Central Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Special Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Trust or by executing a superseding proxy.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting To Be Held on September 14, 2023

The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Internet at fci.force.com.

NOTE: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

Signature

Signature (Joint Owners)

Date

To vote by mail, vote, sign and date this proxy card and return in the postage paid envelope, or follow the instructions provided by your financial advisor.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:    ☒

☐    To vote as the Board Recommends for ALL Funds on ALL Proposals mark this box. No other vote is necessary.

1. To elect the following eight individuals as members of the Board of Trustees:
A.	Dylan Ambauen
B.	Sara G. Dent
C.	Julia LW Heidmann
D.	Charles W. Rasmussen
E.	Laura E. Rasmussen
F.	Lindsay R. Schack
G.	David M. Weyerhaeuser
H.	Justin H. Weyerhaeuser

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	ABSTAIN
☐	☐	☐	☐
To withhold authority to vote for one or more nominees, write the nominee’s letter(s) on the line below.

2. To approve a new subadvisory agreement with Fiduciary Counselling, Inc.
	FOR	AGAINST	ABSTAIN
Clearwater Core Equity Fund	☐	☐	☐
Clearwater International Fund	☐	☐	☐
Clearwater Select Equity Fund	☐	☐	☐
Clearwater Tax-Exempt Bond Fund	☐	☐	☐

PLEASE BE SURE TO SIGN ON THE REVERSE SIDE BEFORE MAILING THIS PROXY